© Fifth Third Bank | All Rights Reserved 2Q12 Earnings Conference Call July 19, 2012 Please refer to earnings release dated July 19, 2012 for further information. Exhibit 99.2

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as
amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial
Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth
Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and
Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price;
(16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of Vantiv, LLC, formerly Fifth Third Processing Solutions from Fifth Third; (21)
loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and
(23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved
Net income available to common shareholders of $376mm ($0.40 per diluted common share), vs. $421mm ($0.45 per share) in 1Q12 and $328mm ($0.35 per share) in 2Q11
— Results included a benefit of $56mm pre-tax gain (~$36mm after-tax, or $0.04 per share) on the valuation of the warrant Fifth Third holds in Vantiv; 1Q12 included Vantiv related benefits of ~$0.09 per share
— Effective tax rate of 31.8% vs. 28.6% in 1Q12; seasonal increase in income taxes of $19mm (after-tax) related to expiration of stock options
— Return on assets (ROA) of 1.32%; return on average common equity of 11.4%; return on average tangible common equity** of 14.1%
Credit trends remain favorable
— Net charge-offs (NCOs) of $181mm (0.88% of loans and leases) down $39mm (20 bps) vs. 1Q12; lowest since 4Q07
— Provision expense of $71mm, down $20mm vs. 1Q12; loan loss allowance down $110mm sequentially; allowance to loan ratio of 2.45%, 125% of nonperforming assets (NPAs), 150% of nonperforming loans and leases (NPLs), and 2.8 times 2Q12 annualized NCOs
— Total NPAs of $1.7B including loans held-for-sale (HFS) down $111mm, or 6%, from 1Q12; NPAs excluding loans
HFS of $1.6B down $54mm, or 3%; lowest since 1Q08
— NPA ratio of 1.96% down 7 bps from 1Q12, NPL ratio of 1.62% down 2 bps from 1Q12
— Total delinquencies (loans 30-89 days past due and 90 days past due) down 2% sequentially, lowest since 2005
Strong capital ratios*
2Q12 in review
* Capital ratios estimated; presented under current U.S. capital regulations. U.S. banking regulators have recently proposed new capital rules for U.S. banks as well as changes to risk-weightings (“the Standardized Approach”). The proposals have been presented for public comment. We are currently evaluating these proposals and their potential impact.
** Non-GAAP measure; see Reg. G reconciliation in appendix.
*** Pro forma regulatory capital ratios for Fifth Third as of June 30, 2012, including the impact of Fifth Third’s call of $1.4 billion in trust preferred securities (“TruPS”) in
July of 2012, were as follows: Tier 1 Capital ratio of 11.0%, Total capital ratio of 14.9% and leverage ratio of 10.1%.
— Tier 1 common ratio 9.77%**, up 13 bps sequentially
— Tier 1 capital ratio 12.31%***, Total capital ratio 16.24%***, Leverage ratio 11.39%***
— Tangible common equity ratio** of 9.15% excluding unrealized gains/losses; 9.49% including them
— Book value per share of $14.56; tangible book value per share** of $11.89 up 2% from 1Q12 and 13% from 2Q11

© Fifth Third Bank | All Rights Reserved
Financial summary
• 2Q12 earnings of $0.40 per diluted share included benefit of $56mm ($0.04 per share after-tax) on the valuation of the warrant Fifth Third holds in Vantiv compared with 1Q12 EPS of $0.45, which included net Vantiv-related benefits of
$127 million ($0.09 per share after-tax).
• Return on assets of 1.32% up 10 bps compared with 2Q11 due to strong core results resulting from focus on fee income, continued expense management, and higher gains on Vantiv warrants
Actual
Seq. YOY
($ in millions) 2Q11 1Q12 2Q12 $ % $ %
Average Balances
Commercial loans* $43,570 $45,913 $46,886 $973 2% $3,316 8%
Consumer loans*
34,367 35,587 35,700 113 - 1,333 4%
Total loans & leases* $77,937 $81,500 $82,586 $1,086 1% $4,649 6%
Core deposits
$78,244 $81,686 $81,980 $294 - $3,736 5%
Income Statement Data
Net interest income (taxable equivalent) $869 $903 $899 ($4) - $30 3%
Provision for loan and lease losses 113 91 71 (20) (21%) (42) (37%)
Noninterest income 656 769 678 (91) (12%) 22 3%
Noninterest expense 901 973 937 (36) (4%) 36 4%
Net Income $337 $430 $385 ($45) (10%) $48 14%
Net income available to common shareholders $328 $421 $376 ($45) (11%) $48 15%
Pre-provision net revenue^ $619 $694 $636 ($58) (8%) $17 3%
Earnings per share, diluted $0.35 $0.45 $0.40 ($0.05) (11%) $0.05 14%
Net interest margin 3.62% 3.61% 3.56% (5bps) (1%) (6bps) (2%)
Return on average assets 1.22% 1.49% 1.32% (17bps) (11%) 10bps 8%
Return on average common equity 11.0% 13.1% 11.4% (170bps) (13%) 40bps 4%
Return on average tangible common equity^ 14.0% 16.2% 14.1% (210bps) (13%) 10bps 1%
* Excluding loans held-for-sale
^ Non-GAAP measure; See Reg. G reconciliation in appendix
Note: Numbers may not sum due to rounding and percentages are calculated on actual dollar amounts not the rounded dollar amounts

© Fifth Third Bank | All Rights Reserved
Net interest income
NII and NIM (FTE)
• Sequential net interest income decline reflected asset yield compression in loans and securities, partially offset by growth in C&I and residential mortgage loan balances
– NII down $4mm sequentially and up $30mm, or 3%, year-over-year
– NIM down 5 bps sequentially and 6 bps year-over-year
• Yield on interest-earning assets declined 10 bps sequentially and 29 bps year-over-year
* Represents purchase accounting adjustments included in net interest income.
($mm)
Yield Analysis
2Q11 1Q12 2Q12
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 4.35% 4.20% 4.13%
(7) (22)
Commercial mortgage loans 4.00% 3.95% 3.81%
(14) (19)
Commercial construction loans 3.01% 3.04% 3.05%
1 4
Commercial leases 4.06% 3.79% 3.68%
(11) (38)
Residential mortgage loans 4.54% 4.17% 4.12%
(5) (42)
Home equity 3.91% 3.85% 3.80%
(5) (11)
Automobile loans 4.81% 3.99% 3.76%
(23) (105)
Credit card 9.91% 9.43% 9.92%
49 1
Other consumer loans and leases 22.02% 40.13% 42.87%
274 NM
Total loans and leases 4.54% 4.34% 4.26%
(8) (28)
Taxable securities 3.97% 3.68% 3.48%
(20) (49)
Tax exempt securities 6.41% 5.60% 5.02%
(58) (139)
Other short-term investments 0.25% 0.26% 0.24%
(2) (1)
Total interest-earning assets 4.37% 4.18% 4.08%
(10) (29)
Total interest-bearing liabilities 1.00% 0.79% 0.73%
(6) (27)
Net interest spread 3.37% 3.39% 3.35%
(4) (2)
$899
3.62%
3.65%
3.67%
3.61%
3.56%
$450
$550
$650
$750
$850
$950
2.0%
2.5%
3.0%
3.5%
4.0%
2Q11 3Q11 4Q11 1Q12 2Q12
Net Interest Income (right axis) PAA* NIM
$869
$902
$920
$903

Balance sheet
• C&I loans up 4% sequentially and 17% from 2Q11
• CRE loans down 3% sequentially and 13% from
2Q11
• Consumer loans were flat sequentially and up 4%
year-over-year
• Average warehoused residential mortgage loans
held-for-sale were $1.8B in 2Q12 versus $2.1B in
1Q12
Flat QoQ; +5% YoY
• Core deposit to loan ratio of 99% down 1% versus
2Q11
– DDAs up 1% sequentially and 19% year-over-
year
– Consumer average transaction deposits up
1% sequentially and 6% from the previous
year
– Commercial average transaction deposits flat
sequentially and up 12% from the previous
year
Average loan growth ($B)^
Average core deposit growth ($B)
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding
6
© Fifth Third Bank | All Rights Reserved
44 44
45
46
47
34
35
35
36
36
2Q11 3Q11 4Q11 1Q12 2Q12
Commercial Loans Consumer Loans
80
22
24
26 26 26
46
45
46
49
50
11 9
8
7
6
2Q11 3Q11 4Q11 1Q12 2Q12
Demand IBT/Savings/MMDA Consumer CD/Core foreign
83
78
82
78
79
78
81 82
82

© Fifth Third Bank | All Rights Reserved
Noninterest income
• Noninterest income of $678mm decreased $91mm, or 12%, from prior quarter primarily due to the 1Q12 benefit of the
Vantiv, Inc. IPO; 3% year-over-year increase driven by higher Vantiv warrant valuation and mortgage banking revenue
• 2Q12 debit interchange revenue of $30mm, versus $29mm in 1Q12 and $60mm in 2Q11
• Credit costs recorded in noninterest income:
Noninterest income
Note: Numbers may not sum due to rounding
Actual
($ in millions) 2Q11 1Q12 2Q12
Gain / (loss) on sale of loans $8
$5 $8
Commercial loans HFS FV adjustment (9) (1) (5)
Gain / (loss) on sale of OREO properties (26) (17) (19)
Mortgage repurchase costs - (2) (2)
Total credit-related revenue impact ($28)
($14) ($17)
Actual Seq. YOY
2Q11 1Q12 2Q12 $ % $ %
($ in millions)
Service charges on deposits
$126 $129 $130 $1 1% $4 4%
Corporate banking revenue
95 97 102 5 5% 7 7%
Mortgage banking net revenue
162 204 183 (21) (10%) 21 13%
Investment advisory revenue
95 96 93 (3) (4%) (2) (2%)
Card and processing revenue
89 59 64 5 9% (25) (28%)
Other noninterest income
83 175 103 (72) (41%) 20 25%
Securities gains, net
6 9 3 (6) (67%) (3) (50%)
Securities gains, net -
- - - - - - -
non-qualifying hedges on MSRs
Noninterest income
$656 $769 $678
($91)
(12%)
$22
3%

© Fifth Third Bank | All Rights Reserved
Noninterest expense
Noninterest expense
• Noninterest expense of $937mm decreased $36mm, or 4%, compared with 1Q12 and included $17 million benefit related to affordable housing investments and FDIC insurance. Lower employee benefit costs, partially offset by increased marketing expenses, also contributed to the sequential decline.
• Credit costs recorded in noninterest expense:
Note: Numbers may not sum due to rounding
Actual
Seq. YOY
2Q11 1Q12 2Q12 $ % $ %
($ in millions)
Salaries, wages and incentives
$365 $399 $393 ($6) (2%) $28 8%
Employee benefits 79 112 84 (28) (25%) 5 6%
Net occupancy expense
75 77 74 (3)
(4%)
(1)
(1%)
Technology and communications
48 47 48 1 3% 0 1%
Equipment expense
28 27 27 - - (1) (2%)
Card and processing expense
29 30 30 0 2% 1 4%
Other noninterest expense
277 281 281 - - 4 1%
Noninterest expense
$901 $973 $937 ($36) (4%) $36 4%
Actual
($ in millions) 2Q11 1Q12 2Q12
Mortgage repurchase expense $14
$15
$18
Provision for unfunded commitments (14)
(2)
(1)
Derivative valuation adjustments 1 (4) (0)
OREO expense 6 5 5
Other problem asset related expenses 29 19 19
Total credit-related operating expenses $36
$34
$41

$800
$700
$600
$500
$400
$300
$200
$100
$0
36
28
582
45
25
637
44
33
531
34
14
582
41
17
594
2Q11
3Q11
4Q11
1Q12
2Q12
PPNR $619 $617 $473 $694 $636
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted

© Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings*
PPNR trend
• PPNR of $636mm down 8% from 1Q12 levels and up 3% over prior year
• Adjusted PPNR of $594mm, including negative adjustments totaling $42mm, up 2%
sequentially and year-over-year
PPNR reconciliation
($ in millions) 2Q11 3Q11 4Q11 1Q12 2Q12
Income before income taxes (U.S. GAAP) (a) $506 $530 $418 $603 $565
Add: Provision expense (U.S. GAAP) (b) 113 87 55 91 71
PPNR (a) + (b) $619 $617 $473 $694 $636
Adjustments to remove (benefit) / detriment^:
Vantiv IPO gain -      -      -      (115)    -
Vantiv debt refinancing -      -      -      34        -
Valuation of 2009 Visa total return swap 4          17        54        19        17
Securities (gains) / losses (6)         (26)      (5)         (9)         (3)
Non-income tax related assessment resolution -      -      -      (23)      -
Vantiv warrants & puts (29)      (3)         (10)      (46)      (56)
Extinguishment (gains) / losses (6)         -      -      9          -
Termination of certain borrowings and hedging
    transactions -      28        -      -      -
Severance expense -      -      -      6          -
Valuation of bank premises moved to HFS -      -      -      -      17
FDIC insurance expense -      -      -      -      (9)
Gain on sale of affordable housing -      -      -      -      (8)
Litigation reserve additions -      4          19        13        -
Adjusted PPNR $582 $637 $531 $582 $594
Credit-related items^^:
In noninterest income 28        25        33        14        17
In noninterest expense 36        45        44        34        41
Credit-adjusted PPNR** $646 $707 $608 $630 $652
* Non-GAAP measure.  See Reg. G reconciliation in appendix.
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the
Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
^ Prior quarters include similar adjustments.
^^ See Slide 7 and Slide 8 for detailed breakout of credit-related items.

10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
9.0%
9.0%
9.0%
9.4%
9.5%
8.6%
8.6%
8.7%
9.0%
9.2%
2Q11
3Q11
4Q11
1Q12
2Q12
Including securities gains/losses

12%
10%
8%
6%
4%
2%
0%
9.2%
9.3%
9.4%
9.6%
9.8%
2Q11
3Q11
4Q11
1Q12
2Q12

14%
12%
10%
8%
6%
4%
2%
0%
12.3%
11.9%
12.0%
11.9%
12.2%
11.0%
2Q11
3Q11
4Q11
1Q12
2Q12
TruPS redemption pro forma^^

20%
15%
10%
5%
0%
16.2%
16.0%
16.3%
16.1%
16.1%
14.9%
2Q11
3Q11
4Q11
1Q12
2Q12
TruPS redemption pro forma^^

Fifth Third Bank | All Rights Reserved
Strong capital position
Current period regulatory capital data ratios are estimated.
^ Tangible common equity ratio excluding (dark blue) and including (light blue) unrealized securities gains / losses after-tax
^^ Pro forma regulatory capital ratios for Fifth Third as of June 30, 2012, including the impact of Fifth Third’s call of $1.4B in trust preferred securities (“TruPS”) in July of 2012
*Non-GAAP measure.  See Reg. G reconciliation in appendix.
Capital ratios remained strong during the quarter and reflected growth in retained earnings
Tangible common equity ratio^*
Tier I capital ratio
Total risk-based capital ratio
Tier 1 common equity*

© Fifth Third Bank | All Rights Reserved
Net charge-offs
Net charge-offs by loan type
Net charge-offs by geography
$mm %
Commercial $78 43%
Consumer $103 57%
Total   $181 100%
Year-over-year charge-offs down significantly due to improving credit trends
$mm %
Florida $41 23%
Michigan $35
19%
Subtotal $76 42%
Other 105 58%
Total $181 100%
Actual
Seq. YOY
($ in millions) 2Q11 1Q12 2Q12 $ % $ %
C&I $76 $54 $46 ($8) (15%) ($30) (39%)
Commercial mortgage
47 30 25 (5) (17%) (22) (47%)
Commercial construction
20 18 - (18) (100%) (20) (100%)
Commercial lease
(2) - 7 7 NM 9 450%
Commercial
$141 $102 $78 ($24) (24%) ($63) (45%)
Residential mortgage loans
36 37 36 (1) (3%) - -
Home equity
54 46 39 (7) (15%) (15) (28%)
Automobile
8 9 7 (2) (22%) (1) (13%)
Credit card
28 20 18 (2) (10%) (10) (36%)
Other consumer
37 6 3 (3) (50%) (34) (92%)
Consumer
$163 $118 $103 ($15) (13%) ($60) (37%)
Total net charge-offs
$304 $220 $181 ($39) (18%) ($123) (40%)
Net charge-offs ($mm)
$400
$300
$200
$100
$0
$220
$181
$304
$262
$239
163
126
126
118
103
141
136
113
102
78
2Q11 3Q11 4Q11 1Q12 2Q12
C&I
25%
Coml
mortgage
14%
Coml
const.
0%
Coml lease
4%
Residential
mortgage
20%
Home
equity
22%
Auto
3%
Card
10%
Other
consumer
2%
MI
19%
OH
22%
IN
4%
IL
13%
KY
5%
Other /
National
12%
NC
2%
FL
23%
Commercial Consumer

Down 22%
$2,500
$2,000
$1,500
$1,000
$500
$0
476
470
478
449
437
1,612
1,474
1,338
1,224
1,182
2Q11
3Q11
4Q11
1Q12
2Q12
Commercial
Consumer

9%
17%
16%
1%
0%
15%
2%
16%
24%

20%
22%
3%
7%
2%
4%
14%
5%
23%

11%
41%
17%
4%
11%
8%
3%
4%
1%

7%
17%
13%
2%
3%
9%
10%
9%
30%

© Fifth Third Bank | All Rights Reserved
Nonperforming assets
• NPAs of $1.6B excluding held-for-sale down
22% year-over-year
• Commercial NPAs of $1.2B, down 27% from
the previous year
– Homebuilder / developer NPAs of
$114mm; represent 10% of total
commercial NPAs
• Consumer NPAs of $437mm, down 8% from
the previous year
• NPAs in held-for-sale of $60mm
C&I / Lease
$486mm, 30%
CRE
$696mm, 43%
Residential
$385mm, 24%
Other Consumer
$52mm, 3%
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
NPAs exclude loans held-for-sale.
Nonperforming assets ($mm)
$1,816
$1,673
$1,619
$2,088
$1,944
Nonperforming assets continue to improve

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NPL Rollforward
Significant improvement in NPL inflows over past year
Note: Numbers may not sum due to rounding
NPL HFI Rollforward
Commercial
2Q11 3Q11 4Q11 1Q12 2Q12
Beginning NPL Amount 1,211 1,253 1,155 1,058 988
Transfers to nonperforming 340 217 189 168 203
Transfers to performing (10) (11) - (1) -
Transfers to performing (restructured) - (1) - (2) (4)
Transfers from held for sale - - 4 -
(3) Transfers to held for sale (15) (58) (3) (3)
-
Loans sold from portfolio (7) (17) (21) (8) (4)
Loan paydowns/payoffs (91) (77) (149) (94) (123)
Transfer to other real estate owned (39) (20) (14) (36) (15)
Charge-offs (141) (136) (113) (101) (79)
Draws/other extensions of credit 5 5 10 7 20
Ending Commercial NPL 1,253 1,155 1,058 988 983
Consumer
2Q11 3Q11 4Q11 1Q12 2Q12
Beginning NPL Amount 434 386 383 380 364
Transfers to nonperforming 214 201 205 184 182
Transfers to performing (34) (33) (28) (36) (26)
Transfers to performing (restructured) (41) (39) (39) (36) (40)
Transfers to held for sale - - - - -
Loans sold from portfolio (21) - - (4) -
Loan paydowns/payoffs (27) (27) (26) (28) (32)
Transfer to other real estate owned (15) (16) (30) (18) (18)
Charge-offs (126) (91) (87) (80) (72)
Draws/other extensions of credit 2 2 2 2 1
Ending Consumer NPL 386 383 380 364 359
Total NPL 1,639 1,538 1,438 1,352 1,342
Total new nonaccrual loans - HFI 554 418 394 352 385

FIFTH THIRD BANK

2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
FITB
Peer Average

1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
FITB
Peer Average

(7.5%)* (HFS transfer)
5.0%*
3.8% before credit actions
2.3% before credit actions
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
FITB
Peer Average

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Continued improvement in credit trends
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
Source: SNL Financial and company filings. All ratios exclude loans held-for-sale and covered assets for peers where appropriate.
NPA ratio vs. peers Net charge-off ratio vs. peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
FITB credit metrics are in line with or better than peers
* 4Q08 NCOs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510mm in NCOs related to loans sold or moved to held-for-sale

FIFTH THIRD BANK

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$400
$300
$200
$100
$0
($100)
($200)
($300)
3.35%
3.08%
2.78%
2.59%
2.45%
$304
$262
$239
$220
$181
($191)
($175)
($184)
($129)
($110)
2Q11
3Q11
4Q11
1Q12
2Q12
Net Charge-offs
Additional Provision
Reserves

150%
125%
Reserves / NPLs
125%
109%
Reserves / NPAs
277%
275%
Reserves / Annualized NCOs

© Fifth Third Bank | All Rights Reserved
Strong reserve position
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF,STI, USB, WFC, and ZION
Source: SNL and company reports. NPAs / NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION
2Q12 coverage ratios strong
relative to peers (1Q12)
Industry leading reserve levels
Fifth Third
(2Q12)
Peer Average
(1Q12)

© Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
2Q12  balances of outstanding claims increased 23% from 1Q12
— Within recent norms of quarterly increases and decreases
Virtually all sold loans and the majority of new claims relate to agencies
Majority of outstanding balances of the serviced for others
portfolio relates to origination activity in 2009 and later
Private claims and exposure relate to whole loan sales (no
outstanding first mortgage securitizations)
Repurchase Reserves* ($ in millions)
Outstanding Counterparty Claims ($ in millions)
2Q11 3Q11 4Q11 1Q12 2Q12
Beginning balance $87 $80 $69 $72 $71
Net reserve additions    15 20 20 17 20
Repurchase losses (23) (31) (17) (17) (16)
Ending balance $80 $69 $72 $71 $75
* Includes reps and warranty reserve ($57mm) and reserve for loans sold with recourse ($19mm)
Note: Numbers may not sum due to rounding
% Current       42%           49%           41%           37%   41%
Fannie Freddie GNMA Private Total
2004 and Prior $825 $3,789 $206 $323 $5,143
2005 295 1,263 55 137 1,750
2006 385 1,038 52 234 1,709
2007 606 1,688 75 203 2,572
2008 792 1,370 595 - 2,575
2009 1,506 7,176 3,404 1 12,087
2010 3,257 7,290 2,847 - 13,395
2011 3,962 7,255 2,361 - 13,578
2012 2,734 4,355 1,555 - 8,644
Grand Total $14,361 $35,225 $11,150 $899 $61,635
Outstanding Balance of Sold Loans ($ in millions)
$-
$20
$40
$60
$80
$100
$120
$140
$160
$180
2Q11 3Q11 4Q11 1Q12 2Q12
Agencies Private Total Claims
110
64
47
60
79
17
21
19
18
18
$127
$85
$66
$78
$96
— Preponderance of private sales prior to 2006
2005-2008 vintages account for ~80% of total life to date losses of
$354mm from sold portfolio
— 99% of outstanding balance of loans sold
— 82% of current quarter outstanding claims

© Fifth Third Bank | All Rights Reserved
Traditional banking focus
consistent with direction of financial reform
Business profile positions Fifth Third well – today and in the future
• Does not require substantial changes to Fifth Third’s business model or asset mix with attendant execution risk
Dodd-Frank
• International activity primarily related to trade finance and lending to U.S. subsidiaries of foreign companies (e.g. Fifth Third loss in Lehman bankruptcy expected to be less than
$2mm)
Financial system
interconnectedness
• Little to no impact (de minimis market maker in derivatives, proprietary trading)
– Low trading business activity; daily VaR ~$1mm or less
– Small private equity portfolio <$200mm
Volcker rule
• Other large firms facing significant litigation related to mortgage securitizations, GSE repurchases, and private label mortgage repurchases
• Fifth Third’s mortgage risks are manageable
– Quarterly mortgage repurchase costs in ~$20mm range
– No mortgage securitizations outstanding
Mortgage Putback /
Litigation risk
Basel III NPR
• Subject to proposed “standardized approach” for risk-weightings of assets, Market Risk
Rule for trading assets and liabilities
• Expect current capital ratios, as well as capital ratios pro forma for changes as currently proposed and as if they were fully phased in today, would substantially exceed new well-capitalized minimums including fully phased-in buffered minimums
• Continue to evaluate proposals and potential impact; believe the proposed rules would increase risk-weighted assets and would lower estimated pro forma Tier 1 common ratio relative to current Tier 1 common ratio of 9.8%
• Proposed rules remain subject to public comment, interpretation, and change

18 © Fifth Third Bank | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Holding company cash currently sufficient for more than 2 years of obligations; no holding company and minimal
Bank unsecured debt maturities until 2013
• Fifth Third has completely exited all crisis-era government support programs
Superior capital and liquidity position
• NCOs of 0.88%; 2.8x reserves / annualized NCOs
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
• Very low relative exposure to areas of concern, e.g. European financials, mortgage repurchase risk
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~43% of total revenue
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (351% PPNR / NCOs^ in 2Q12)
• 1.3% ROAA; 14% return on average tangible common equity^
Industry leader in earnings power
^ Non-GAAP measure.  See Reg. G reconciliation on slides 32-33
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt to refinance in 2012

© Fifth Third Bank | All Rights Reserved
Balance Sheet:
Average loans & leases (excl. HFS)
Average transaction deposits
Income Statement:
Net interest income*
Net interest margin*
Noninterest income
Noninterest expense
Pre-provision net revenue***
ROA
Effective tax rate
Asset Quality:
Net charge-offs
Loan loss allowance
Nonperforming assets^
Capital Ratios
#
:
Tier I common equity***
Tier I leverage
Tier I capital
Total risk-based capital
Category
Fifth Third: Outlook
3Q12 Outlook
$82.6B
$77.6B
Relatively stable ~$900mm +/-
Down ~2-3 bps +/- vs. 2Q12
~$670mm +/-
~$970-$975mm +/- ex-TruPS charge**
~$585 ex-TruPS charge**
>~1.25% ex-TruPS charge**
~28.5%
* Presented on a fully-taxable equivalent basis.
** Vantiv warrant gains $56mm in 2Q12. Estimated charge to write-off TruPS debt issuance cost ~$27mm in 3Q12.
*** Non-GAAP measure.  See Reg. G reconciliation on slides 32-33.
^ Ratio as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review at quarter-end.
^^ Annualized net charge-offs as a percentage of average loans and leases.
# Current period regulatory capital data ratios are estimated.
2Q12 Actual
Outlook as of July 19, 2012
Continued growth
Stable vs. 2Q12
Down ~$10mm vs. 2Q12
Lower vs. 2Q12
Down ~$100mm vs. 2Q12
$899mm
3.56%
$678mm ($622mm ex-Vantiv warrants**)
$937mm
$636mm ($580 ex-Vantiv warrants**)
1.3% (~1.2% ex-Vantiv warrants**)
32%
9.8%
11.4%
12.3%
16.2%
$181mm (0.88%^^)
$2.0B (2.45%)
$1.6B (1.96%)
Please see cautionary statement on slide 2 for risk factors related to forward-looking statements

Fifth Third Bank | All Rights Reserved
European Exposure
Total exposure includes funded and unfunded commitments, net of collateral; funded exposure excludes unfunded exposure
Peripheral Europe includes Greece, Ireland, Italy, Portugal and Spain
Eurozone includes countries participating in the European common currency (Euro)
Other Europe includes European countries not part of the Euro (primarily the United Kingdom and Switzerland)
Data above includes exposure to U.S. subsidiaries of Europe-domiciled companies
Note: Numbers may not sum due to rounding
• International exposure primarily related to trade finance and financing activities of U.S. companies with foreign parent or overseas activities of U.S. customers
• No European sovereign exposure (total international sovereign exposure $3mm)
• Total exposure to European financial institutions <$100mm
• Total exposure to five peripheral Europe countries <$200mm
• $881mm in funded exposure to Eurozone-related companies (~1% of total loan portfolio)
21
European Exposure
Total Funded Total Funded Total Funded Total Funded
exposure exposure exposure exposure exposure exposure exposure exposure
(amounts in $mms)
Peripheral Europe - - 15 - 161 119 176 119
Other Eurozone - - 25 25 1,297 762 1,322 787
Total Eurozone - - 40 25 1,458 881 1,498 906
Other Europe - - 25 20 771 441 796 461
Total Europe - - 65 45 2,229 1,322 2,294 1,367
Sovereigns Financial Institutions Non-Financial Entities Total

© Fifth Third Bank | All Rights Reserved
Available and contingent borrowing capacity (2Q12):
– FHLB ~$7B available, ~$12B total
– Federal Reserve ~$25B
Holding Company cash at 6/30/12: $2.9B
Cash currently sufficient to satisfy all fixed obligations
in a stressed environment for more than 2 years
(debt maturities, common and preferred dividends,
interest and other expenses) without accessing capital
markets; relying on dividends from subsidiaries;
proceeds from asset sales
Expected cash obligations over the next 24 months
—
~$586mm common dividends
—
~$70mm Series G preferred dividends
—
~$919mm interest and other expenses
Holding company unsecured debt maturities ($mm)
Bank unsecured debt maturities ($mm – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
4,249
S-T
wholesale
7%
750
1,250
500
2012 2013 2014 2015 2016 2017 2018 on
Fifth Third Bancorp Fifth Third Capital Trust (Bancorp)
$340
2012 2013 2014 2015 2016 2017 2018 on
$500
$500
Demand
Interest
L-T debt
8%
Liabilities
4%
22%
checking
20%
Savings/
MMDA
22%
Consumer
time
4%
Foreign
Office
1%
Deposits
3%
-T S-T
borrowings
4%
Other
Equity
12%
-
Non-Core

© Fifth Third Bank | All Rights Reserved
Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Of $1.8B in consumer TDRs, $1.6B were on accrual
status and $193mm were nonaccruals
— $1.1B of TDRs are current and have been on the
books 6 or more months; within that, ~$1B of
TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Source:  Fifth Third and OCC/OTS data through 4Q11
Mortgage TDRs that are past due 60 days or more trend by vintage*
1Q08      3%
2Q08      7%
3Q08      7%
4Q08      8%
1Q09     11%
2Q09     12%
Months since modification
Volume by
vintage
3Q09     12%
$1.3B current consumer TDRs (%)
4Q09      7%
$1.1
billion
2008
2009-
2012
1Q10      7%
2Q10      5%
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
12%
12%
12%
15%
49%
< 6 months
6-12 months
12- 18
months
18
-
24 months
24+ months
50%
40%
30%
20%
10%
0%
3 4
5 6
7
8 9 10
11 12
4Q11      3%
3Q10      5%
4Q10      4%
1Q11      4%
2Q11      4%
3Q11      3%

© Fifth Third Bank | All Rights Reserved
Commercial & industrial*
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 40% of total loans and 25% of net charge-offs
• 34% of 2Q12 losses on loans to companies in real estate
related industries
– Loans to real estate related industries of $2.6B (8%);
2Q12 NCO ratio of 2.47%
• FL represented 29% of 2Q12 losses, 7% of loans; MI
represented 10% of losses, 9% of loans
*NPAs exclude loans held-for-sale.
($ in millions) 2Q11 3Q11 4Q11 1Q12 2Q12
EOP Balance $28,099 $29,258 $30,783 $32,155 $32,612
Avg Loans $27,909 $28,777 $29,891 $31,371 $32,734
90+ days delinquent $7 $9 $4 $2 $2
as % of loans 0.02% 0.03% 0.01% 0.01% 0.01%
NPAs $638 $588 $509 $474 $479
as % of loans 2.27% 2.01% 1.65% 1.47% 1.47%
Net charge-offs $76 $55 $62 $54 $46
as % of loans 1.10% 0.76% 0.82% 0.69% 0.57%
C&I
MI
9%
OH
16%
IN
4%
IL
14%
KY
4%
TN
4%
NC
3%
Other /
National
39%
FL
7%
Accommodation
2%
Auto
Manufacturing
2%
Construction
4%
Finance &
Insurance
14%
Manufacturing
24%
Real Estate
4%
Retail Trade
4%
Auto Retailers
2%
Wholesale
Trade
10%
Other
34%

© Fifth Third Bank | All Rights Reserved
Commercial mortgage*
Loans by geography Credit trends
Loans by industry Comments
*NPAs exclude loans held-for-sale.
• Commercial mortgage loans represented 12% of total loans
and 14% of net charge-offs
• Owner occupied 2Q12 NCO ratio of 0.7%, non-owner
occupied 2Q12 NCO ratio of 1.4%
• Loans from FL/MI represented 38% of portfolio loans, 57% of portfolio losses in 2Q12
Accomodation
4%
Auto
Manufacturing
0%
Construction
6%
Finance &
Insurance
2%
Manufacturing
7%
Real Estate
43%
Retail Trade
5%
Auto Retailers
2%
Wholesale
Trade
4%
Other
27%
MI
25%
OH
27%
IN
6%
IL
11%
KY
4%
TN
2%
NC
5%
Other /
National
7%
FL
13%
($ in millions) 2Q11 3Q11 4Q11 1Q12 2Q12
EOP Balance $10,233 $10,330 $10,138 $9,909 $9,662
Avg Loans $10,394 $10,050 $10,262 $10,007 $9,810
90+ days delinquent $12 $10 $3 $30 $22
as % of loans 0.11% 0.10% 0.03% 0.30% 0.23%
NPAs $710 $630 $637 $568 $555
as % of loans 6.78% 5.97% 6.15% 5.64% 5.66%
Net charge-offs $47 $47 $47 $30 $25
as % of loans 1.83% 1.86% 1.82% 1.18% 1.04%
Commercial mortgage

FIFTH THIRD BANK

FL
17%
MI
11%
Other /
National
14%
OH
29%
NC
3%
TN
4%
KY
4%
IL
11%
IN
7%

Accomodation
0%
Other
19%
Construction
23%
Wholesale
Trade
1%
Auto Retailers
0%
Finance &
insurance
0%
Retail Trade
1%
Manufacturing
2%
Real estate
54%

© Fifth Third Bank | All Rights Reserved
Commercial construction*
Loans by geography Credit trends
Loans by industry Comments
*NPAs exclude loans held-for-sale.
• Commercial construction loans represented 1% of total loans with zero net charge-offs
• Loans from FL/MI represented 28% of portfolio loans
($ in millions) 2Q11 3Q11 4Q11 1Q12 2Q12
EOP Balance $1,778 $1,213 $1,020 $901 $822
Avg Loans $1,918 $1,752 $1,132 $992 $873
90+ days delinquent $48 $43 $1 $0 $0
as % of loans 2.71% 3.54% 0.09% 0.05% NM
NPAs $240 $238 $179 $171 $141
as % of loans 12.93% 18.53% 16.92% 18.20% 16.57%
Net charge-offs $20 $35 $4 $18 $0
as % of loans 4.09% 7.90% 1.37% 7.30% (0.12%)
Commercial construction

FIFTH THIRD BANK

FL
12%
MI
20%
Other / National
1%
NC
10%
TN
5%
KY
5%
IL
3%
IN
7%
OH
37%

C&I
23%
Commercial construction
28%
Commercial mortgage
49%

© Fifth Third Bank | All Rights Reserved
($ in millions) 2Q11 3Q11 4Q11 1Q12 2Q12
EOP Balance $597 $578 $512 $423 $376
90+ days delinquent $1 $3 $0 $1 $0
as % of loans 0.19% 0.59% 0.03% 0.15% NM
NPAs $243 $207 $155 $123 $114
as % of loans 40.67% 30.73% 30.34% 29.06% 26.52%
Net charge-offs $14 $18 $2 $21 $4
as % of loans 8.91% 11.50% 1.28% 20.12% 4.37%
Homebuilders/developers
Homebuilders/developers*
(included in previous slides)
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $376mm, down 89% from
peak of $3.3B in 2Q08; represents <1% of total loans and <1%
of commercial loans
• $4mm of NCOs (78% commercial mortgage, 13% commercial
construction, 9% C&I)
• $114mm of NPAs (51% commercial mortgage, 40%
commercial construction, 9% C&I)
*NPAs exclude loans held-for-sale.

FIFTH THIRD BANK

FL
15%
MI
15%
Other /
National
11%
OH
25%
NC
5%
TN
2%
KY
6%
IL
13%
IN
8%

© Fifth Third Bank | All Rights Reserved
($ in millions) 2Q11 3Q11 4Q11 1Q12 2Q12
EOP Balance $9,849 $10,249 $10,672 $11,094 $11,429
Avg Loans $9,654 $10,006 $10,464 $10,828 $11,274
90+ days delinquent $87 $91 $79 $73 $79
as % of loans 0.88% 0.89% 0.74% 0.66% 0.70%
NPAs $338 $337 $350 $331 $322
as % of loans 3.43% 3.29% 3.28% 2.98% 2.82%
Net charge-offs $36 $36 $36 $37 $36
as % of loans 1.50% 1.41% 1.38% 1.39% 1.28%
Residential mortgage
Residential mortgage
1   liens: 100%; weighted average LTV: 73.5%
Weighted average origination FICO: 751
Origination FICO distribution:  <660 7%; 660-689 6%; 690-719 9%;
720-749 13%; 750+ 54%; Other^ 11%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 36%; 70.1-80 38%; 80.1-90 7%;
90.1-95 4%; >95 15%
Vintage distribution: 2012 14%; 2011 26%; 2010 15%; 2009 5%;
2008 5%; 2007 6%; 2006 6%; 2005 10%; 2004 and prior 13%
% through broker: 13%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
• Residential mortgage loans represented 14% of total loans
and 20% of net charge-offs
• FL portfolio 15% of residential mortgage loans and 49% of
portfolio losses
st

FL 3%
MI 22%
OH 25%
IN 10%
IL 12%
KY 7%
TN 2%
NC 1%
Other 18%

FL 9%
MI 21%
OH 31%
IN 9%
IL 14%
KY 8%
TN 2%
NC 5%
Other 1%

© Fifth Third Bank | All Rights Reserved
($ in millions) 2Q11 3Q11 4Q11 1Q12 2Q12
EOP Balance $9,462 $9,380 $9,232 $8,986 $8,919
90+ days delinquent $61 $62 $56 $55 $50
as % of loans 0.64% 0.66% 0.62% 0.62% 0.56%
Net charge-offs $34 $35 $33 $31 $25
as % of loans 1.46% 1.50% 1.42% 1.39% 1.14%
Home equity - direct
($ in millions) 2Q11 3Q11 4Q11 1Q12 2Q12
EOP Balance $1,586 $1,540 $1,487 $1,507 $1,458
90+ days delinquent $23 $21 $18 $19 $17
as % of loans 1.46% 1.37% 1.24% 1.23% 1.15%
Net charge-offs $20 $18 $17 $15 $14
as % of loans 4.95% 4.53% 4.54% 4.01% 3.76%
Home equity - brokered
Home equity loans represented 13% of total loans and 22% of net charge-offs
Approximately 14% of portfolio in broker product generated 36%
total loss
Approximately one third of Fifth Third 2 liens are behind Fifth
Third 1   liens
2005/2006 vintages represent approximately 27% of portfolio;
account for 54% of losses
Aggressive home equity line management strategies in place
Home equity
1   liens: 32%; 2nd liens: 68%
Weighted average origination FICO: 750
Origination FICO distribution^: <660 4%; 660-689 7%; 690-719 13%;
720-749 17%; 750+ 52%; Other 7%
Average CLTV: 74%; Origination CLTV distribution: <=70 39%; 70.1-
80 23%; 80.1-90 19%; 90.1-95 7%; >95 12%
Vintage distribution: 2012 3%; 2011 4%; 2010 3%; 2009 4%; 2008
10%; 2007 10%; 2006 14%; 2005 13%; 2004 and prior 39%
% through broker channels: 14% WA FICO: 735 brokered, 753 direct;
WA CLTV: 88% brokered; 71% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available st
st
nd

FIFTH THIRD BANK

8%
2%
0%
12%
32%
26%
0%
2%
18%

3%
1%
13%
43%
22%
18%

1%
3%
1%
10%
32%
42%
10%
1%
0%

© Fifth Third Bank | All Rights Reserved
Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 2.2            7% 45              9% 13          29%
Commercial mortgage 1.2            13% 74              13% 4            16%
Commercial construction 0.1            17% 64              45% 0            NM
Commercial lease 0.0            0% -             0% -         0%
Commercial 3.6            8% 183             16% 18          22%
Mortgage 1.7            15% 147             46% 17          49%
Home equity 0.8            8% 11              17% 4            11%
Auto 0.5            5% 0                5% 1            9%
Credit card 0.1            5% 3                8% 1            6%
Other consumer 0.0            6% 0                12% 1            18%
Consumer 3.2            9% 162             37% 24          23%
Total 6.8            8% 345             21% 41          23%
Florida
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by elevated NPA/NCOs in real estate related products
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs NCOs
*NPAs exclude loans held-for-sale.
Weak commercial real estate market
Losses due to significant declines in
valuations
Valuations; relatively small home
equity portfolio

© Fifth Third Bank | All Rights Reserved
Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 3.0                 9% 82                  17% 4            10%
Commercial mortgage 2.5                 25% 141                 25% 11          41%
Commercial construction 0.1                 11% 14                  10% 2            NM
Commercial lease 0.2                 5% 2                     30% (0)           0%
Commercial 5.7                 12% 239                 20% 16          21%
Mortgage 1.7                 15% 34                  10% 5            13%
Home equity 2.1                 20% 10                  16% 9            24%
Auto 0.9                 8% 1                     8% 1            13%
Credit card 0.3                 15% 8                     18% 3            15%
Other consumer 0.1                 21% 0                     43% 1            16%
Consumer 5.1                 14% 52                  12% 18          18%
Total 10.8               13% 292                 18% 35          19%
Michigan
Michigan market*
Deterioration in home price values coupled with weak economy impacted credit results due to frequency of defaults and severity
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs
*NPAs exclude loans held-for-sale.
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impact on
commercial real estate market
28%
23%
1% 1%
16%
19%
8%
3%
1%
13%
30%
4%
0%
14%
27%
2%
8%
2%
28%
48%
5%
1%
12%
3%
0%
3%
0%

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
June March December September June
2012 2012 2011 2011 2011
Income before income taxes (U.S. GAAP) $565 $603 $418 $530 $506
Add: Provision expense (U.S. GAAP) 71 91 55 87 113
Pre-provision net revenue (a) 636 694 473 617 619
Net income available to common shareholders (U.S. GAAP) 376                             421                             305                             373                             328
Add: Intangible amortization, net of tax 2                                 3                                 3                                 3                                 4
Tangible net income available to common shareholders 378                             424                             308                             376                             332
Tangible net income available to common shareholders (annualized) (b) 1,520                         1,705                         1,222                         1,492                         1,332
Average Bancorp shareholders' equity (U.S. GAAP) 13,628                       13,366                       13,147                       12,841                       12,365
Less: Average preferred stock 398                             398                             398                             398                             398
Average goodwill 2,417                         2,417                         2,417                         2,417                         2,417
Average intangible assets 34                               38                               42                               47                               52
Average tangible common equity (c) 10,779                       10,513                       10,290                       9,979                         9,498
Total Bancorp shareholders' equity (U.S. GAAP) 13,773                       13,560                       13,201                       13,029                       12,572
Less:  Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Goodwill (2,417)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (33)                              (36)                              (40)                              (45)                              (49)
Tangible common equity, including unrealized gains / losses (d) 10,925                       10,709                       10,346                       10,169                       9,708
Less: Accumulated other comprehensive income / loss (454)                           (468)                           (470)                           (542)                           (396)
Tangible common equity, excluding unrealized gains / losses (e) 10,471                       10,241                       9,876                         9,627                         9,312
Total assets (U.S. GAAP) 117,543                     116,747                     116,967                     114,905                     110,805
Less:  Goodwill (2,417)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (33)                              (36)                              (40)                              (45)                              (49)
Tangible assets, including unrealized gains / losses (f) 115,093                     114,294                     114,510                     112,443                     108,339
Less: Accumulated other comprehensive income / loss, before tax (698)                           (720)                           (723)                           (834)                           (609)
Tangible assets, excluding unrealized gains / losses (g) 114,395                     113,574                     113,787                     111,609                     107,730
Common shares outstanding (h) 919                             920                             920                             920                             920
Net charge-offs (i) 181                             220                             239                             262                             304
Ratios:
Return on average tangible common equity (b) / (c) 14.1% 16.2% 11.9% 15.0% 14.0%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 9.15% 9.02% 8.68% 8.63% 8.64%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.49% 9.37% 9.04% 9.04% 8.96%
Tangible book value per share (d) / (h) 11.89 11.64 11.25 11.05 10.55
Pre-provision net revenue / net charge-offs (a) / (i) 351% 315% 198% 235% 204%
For the Three Months Ended

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
June March December September June
2012 2012 2011 2011 2011
Total Bancorp shareholders' equity (U.S. GAAP) $13,773 $13,560 $13,201 $13,029 $12,572
Goodwill and certain other intangibles (2,512)                        (2,518)                        (2,514)                        (2,514)                        (2,536)
Unrealized gains (454)                           (468)                           (470)                           (542)                           (396)
Qualifying trust preferred securities 2,248                         2,248                         2,248                         2,273                         2,312
Other 38                               38                               38                               20                               20
Tier I capital 13,093                       12,860                       12,503                       12,266                       11,972
Less: Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Qualifying trust preferred securities (2,248)                        (2,248)                        (2,248)                        (2,273)                        (2,312)
Qualifying noncontrolling interest in consolidated subsidiaries (50)                              (50)                              (50)                              (30)                              (30)
Tier I common equity (a) 10,397                       10,164                       9,807                         9,565                         9,232
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 106,398                     105,412                     104,945                     102,562                     100,320
Ratios:
Tier I common equity (a) / (b) 9.77% 9.64% 9.35% 9.33% 9.20%
For the Three Months Ended